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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                                   ----------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          180 East Fifth Street
           St. Paul, Minnesota                                          55101
(Address of principal executive offices)                              (Zip Code)

                                 John A. Brennan
                         U.S. Bank National Association
                               One Federal Street
                                Boston, MA 02110
                                 (617) 603-6576

            (Name, address and telephone number of agent for service)

                                    Muzak LLC
                               Muzak Finance Corp.
                     (Issuer with respect to the Securities)

                                                                              04-3433729
                           Delaware                                           56-2187963
(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

            3318 Lakemont Blvd., Fort Mill, SC                                  29708
         (Address of Principal Executive Offices)                             (Zip Code)

                            10% Senior Notes due 2009
                       (Title of the Indenture Securities)

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                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                    Comptroller of the
                    Currency Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.
                    Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

Items 3-15. Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of March 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

     *    Incorporated by reference to Registration Number 333-67188.

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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 8th day of July 2003.

                                          U.S. BANK NATIONAL ASSOCIATION


                                          By: /s/ Todd R. DiNezza
                                              ----------------------------------
                                              Todd R. DiNezza
                                              Assistant Vice President


By: /s/ Gary Dougherty
    ----------------------------------
    Gary Dougherty
    Vice President

                                        3

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                                    Exhibit 6

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: July 8, 2003

                                          U.S. BANK NATIONAL ASSOCIATION


                                          By: /s/ Todd R. DiNezza
                                              ----------------------------------
                                              Todd R. DiNezza
                                              Assistant Vice President


By: /s/ Gary Dougherty
    ----------------------------------
    Gary Dougherty
    Vice President

                                        4

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                                    Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 3/31/2003

                                    ($000's)

                                                                      3/31/2003
                                                                    ------------
Assets
   Cash and Due From Depository Institutions                        $  9,084,839
   Federal Reserve Stock                                                       0
   Securities                                                         30,038,992
   Federal Funds                                                         833,567
   Loans & Lease Financing Receivables                               112,792,313
   Fixed Assets                                                        1,462,006
   Intangible Assets                                                   9,080,815
   Other Assets                                                       10,317,239
                                                                    ------------
      Total Assets                                                  $173,609,771

Liabilities
   Deposits                                                         $121,508,878
   Fed Funds                                                           3,820,981
   Treasury Demand Notes                                                       0
   Trading Liabilities                                                   454,575
   Other Borrowed Money                                               21,082,000
   Acceptances                                                           139,821
   Subordinated Notes and Debentures                                   5,694,952
   Other Liabilities                                                   5,164,656
                                                                    ------------
   Total Liabilities                                                $157,865,863

Equity
   Minority Interest in Subsidiaries                                $    993,907
   Common and Preferred Stock                                             18,200
   Surplus                                                            11,015,123
   Undivided Profits                                                   7,438,448
                                                                    ------------
      Total Equity Capital                                          $ 19,465,678

Total Liabilities and Equity Capital                                $177,331,541

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

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